SUPPLEMENT TO THE PROSPECTUS,

SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE ALLOCATION FUNDS

ForConservative Allocation Fund
(Administrator Class)

(the “Fund”)

                At its November 6-7, 2012 meeting, the Board of Trustees of Wells Fargo Funds Trust (the “Board”) unanimously approved the liquidation of the Fund.

The Fund is closed to new direct investors effective at the close of business on November 9, 2012. The Fund will remain open to existing investors until the Fund’s liquidation date. In addition, existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund’s liquidation date.

The liquidation of the Fund is expected to occur after close of business on or about May 24, 2013. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares.

The liquidation of the Fund was approved by the Board based, in part, on its review of the Fund’s long-term viability given the Fund’s current and projected asset size.

November 7, 2012                                                                                                                                                AFAM112/P503ASP